Chairman's Letter

Dear Fellow Shareholders:
   The year ended June 30, 1998 was another excellent year for Addison Capital Shares. The total return on the Fund for this period was 19.40%. The Fund paid dividends of $.13 a share and made capital gain distributions of $3.62.
   We are more than satisfied with these results, but continued gains of this magnitude are not realistic. We are presently experiencing turbulent market conditions reflecting uncertainties in foreign markets and the domestic political climate. We believe, however, that low interest rates and low inflation will produce continuing growth in the economy. We continue to be long term bullish and urge investors to remain focused on long term goals.


   We appreciate your continued confidence in our commitment to value and believe this approach will be successful in dealing with the challenges in the year ahead.


                                       Sincerely,

                                       /s/ Rudolph C. Sander
                                       ------------------------------------
                                       Rudolph C. Sander

President's Letter

Dear Fellow Shareholders:
   The economic and investment climate has remained remarkably healthy over the past year in the United States, although the situation in Asia and Russia has continued to be worrisome. It was apparent a year ago that corporate earnings growth was likely to slow from its heady pace of better than 20% to something like half of that, and that process is continuing today, with earnings forecasts for the S&P 500 getting revised downward regularly. At the same time, the economic crisis in Japan and the rest of Asia has combined with already weak commodities markets to keep disinflation as the dominant economic force. This (plus the ripple effect from the GM strike) has moderated the strength in the U.S. economy, and while it has made revenue and earnings growth increasingly challenging for many companies, it has kept inflation in check. As a consequence, despite warnings from a few economists that interest rate hikes from the Federal Reserve were imminent and needed, long-term interest rates have declined to 30 year lows, making the yield curve extremely flat. We expect that the economy is likely to remain in this moderate growth mode, with the main risk being a gradual deterioration in the growth rate. At the moment we see neither a need for, nor much likelihood of, an increase in interest rates.

   This has been an excellent environment for stocks, although we and other market observers have been concerned about the ever-higher valuations for stocks. To date, worries about price/earnings ratios have been misplaced, as growth stocks have rewarded those who were willing to pay the lofty prices required. For example, Coca-Cola now sells at 54 times the forecasted earnings for 1998, and if one is willing to believe in a forecast for the year 2000, which expects earnings growth of 16-17% over the next 2 1/2 years, the P/E multiple is still 40. The market's largest stock, General Electric, with over $300 billion in market capitalization, where earnings have been growing at 13%, sells at 34 times forecasted earnings for 1998. Maybe those P/E's are justified, but we can find other good quality companies with comparable earnings growth rates selling at half or less of the multiples of these current market leaders. Sour grapes? Perhaps, but we prefer to shop where valuations and expectations are modest. If we can identify cheap stocks with favorable price and earnings momentum factors, we believe that we will be rewarded in time.

   Being a value investor can be trying, but it has been especially so in the recent stock market environment with large-cap growth and Internet stocks dominating investor attention. At times we have felt like wallflowers at a dance watching from the edge of the floor and, although it has been entertaining and exciting, we have been unable to fully join in the festivities. As we have observed more than once over the last few years, the stock market's performance has been so breathtaking that we have frequently enjoyed partial-year returns which in other times might have seemed to be a pretty good year's work. We have also suggested more than once that a period of consolidation for stock prices would be healthy. The old saying about being careful what one wishes for seems to be apropos in this instance, because many small and mid-cap stocks have been marking time or declining, as have many issues which meet our valuation criteria. Still, when the major market indices are outpacing the majority of stocks so badly, it is enormously frustrating. Indeed, a small number of large capitalization stocks have accounted for the bulk of the market's return over the last several months. It is axiomatic that investment styles go through cycles when they work, followed by periods when they are "out of sync." That is certainly the case in this market, where value, small and mid-cap indices are lagging the big-cap indices badly. It is reasonable to expect that the current market leaders will also experience a period of relative weakness, and we might look forward to better relative returns from our stocks. Ironically, we had earlier forecast that 1998 might be a year of more modest, only average long-term equity returns, around 10-11% for the year. Depending on which benchmark one chooses, the market has already achieved or exceeded that in the last six months. Of course, nobody knows what the next six months will bring!

   On an absolute basis, most investors would be pleased or delighted with an annual return of 19.4% - most of the time. However, the past fiscal year was another exceptional period for stocks, and an honest appraisal of our performance must conclude that it was a poor year relative to our benchmarks. As we review the year's results, it is apparent that we did a few things wrong:

     1) We paid too much attention to price/earnings ratios in a year when earnings growth was all that mattered. In fact, an analysis of the S&P 500 components reveals that there was a nearly perfect correlation between below-average P/E ratios and below-average returns.

     2) We invested in smaller companies in a market where the lion's share of the rewards went to the largest companies. If one was invested outside of the largest market capitalization issues, and if the portfolio was equally-weighted, as is Addison's portfolio, one was virtually assured of under-performing the market. The equal-weighted S&P 500 had a return of 23% versus its cap-weighted return of 30%.

     3) We diversified the portfolio, across both market capitalization and economic sectors in an environment where investment returns were highly concentrated. Most studies equate concentrated portfolios with higher levels of risk. If that is true, this was a year when risk was rewarded.

     4) Our stock selection model failed us more frequently than normal. It was a year in which the worst ranked stocks often outperformed the best-ranked stocks, not an environment conducive to the successful application of a systematic approach.

   Through the quarter just ended, the returns on the Fund and the various indices were as follows:

                     Total Returns for periods ended 6/30/98
                     ---------------------------------------
                                                       Year-         12
                                           Qtr        to-date      months
                                           ---        -------      ------
   Addison Capital Shares                 -1.3%        8.2%        19.4%
   S&P 500                                 3.3%       17.7%        30.2%
   S&P 500/BARRA Value                     0.5%       12.1%        25.1%
   MidCap 400/BARRA Value                 -4.1%        5.3%        26.7%
   Lipper G&I Funds Index                  0.3%       12.0%        22.9%

   We cannot know when this pattern may change, but until it does, we'll have to be patient, knowing that a systematic approach to investing in value stocks will again have its day. In the meantime, we thought it might be useful to provide a profile of the current portfolio and compare it to the S&P 500 and its "value" component (as defined by BARRA, an investment management and consulting firm):

                                   Sincerely,


                                   /s/  Radcliffe Cheston
                                   -----------------------------------
                                   Radcliffe Cheston
                                   President

PORTFOLIO PROFILE
Addison Capital Shares
As of June 30, 1998

Portfolio Characteristics
-------------------------
                                                      S&P          S&P 500/
                                          Addison     500        BARRA Value
                                          -------     ---        -----------
Number of Stocks                           52         500          354
Median Market Cap                          $5.7B       $7.6B        $6.4B
Price/Earnings Ratio                       17.8x       24.8x        18.8x
Price/Book Ratio                            3.1x        4.5x         3.0x
Dividend Yield                              2.1%        1.4%         1.8%
Return on Equity                           18.9%       22.3%        15.5%
Earnings Growth Rate                       20.0%       14.3%         9.9%

Ten Largest Holdings (% of total net assets)
--------------------------------------------
Morgan Stanley Dean Witter                        2.3%
Chase Manhattan Corporation                       2.2%
SunAmerica, Inc.                                  2.2%
ReliaStar Financial Corporation                   2.1%
Ross Stores, Inc.                                 2.1%
Exxon Corporation                                 2.1%
Bowne & Co., Inc.                                 2.1%
Comdisco, Inc.                                    2.1%
Charter One Financial, Inc.                       2.1%
Duke Energy Co.                                   2.1%

Sector Diversification (% of Common Stocks)
-------------------------------------------
                                                 Addison     S&P 500
                                                 -------     -------
Capital Goods                                      3.2%        4.4%
Consumer Durables                                  3.6%        4.6%
Consumer Non-Durables                             20.0%       29.2%
Energy                                             9.4%        7.5%
Financials                                        21.6%       17.8%
Materials & Services                              14.1%       11.0%
Technology                                        17.4%       14.2%
Transportation                                     3.3%        1.1%
Utilities                                          7.4%       10.2%


                                  [LINE GRAPH]


          Comparison of $10,000 Investments in Addison Capital Shares vs. the S&P 500 Index and the Lipper Growth & Income Fund Index

                  Addison Capital Shares          S&P 500             Lipper
                  ----------------------          -------             ------
9/15/86                  $10,000                  $10,000             $10,000
1987                     $12,714                  $13,449             $12,721
1988                     $11,614                  $12,532             $12,398
1989                     $13,399                  $15,082             $14,587
1990                     $14,966                  $17,578             $15,915
1991                     $15,774                  $18,901             $16,860
1992                     $17,341                  $21,427             $19,256
1993                     $20,978                  $24,351             $22,464
1994                     $20,407                  $24,694             $23,390
1995                     $24,715                  $31,117             $27,872
1996                     $31,121                  $39,203             $34,039
1997                     $41,142                  $52,805             $43,594
1998                     $49,122                  $68,731             $53,560


                             ADDISON CAPITAL SHARES

             Average Annual Returns for periods ended June 30, 1998

1 Year - 19.4%                 5 Years - 18.5%             Since 9/15/86 - 14.5%

                                INSERT PIE CHART

                             Addison Capital Shares
              Equity Portfolio Sector Weights as of June 30, 1998




-----------------------------
Utilities                7.4%
-----------------------------
Transportation           3.3%
-----------------------------
Cap. Goods               3.2%
-----------------------------
Technology              17.4%
-----------------------------
Materials & Services    14.1%
-----------------------------
Energy                   9.4%
-----------------------------
Consumer Non-Durables     20%
-----------------------------
Consumer Durables        3.6%
-----------------------------
Finance                 21.6%
-----------------------------

                          ADDISON CAPITAL SHARES, INC.
                       Schedule of Portfolio Investments
                                 June 30, 1998

                                                          Number
                                                            of        Value
                                                          Shares    (Note A)
------------------------------------------------------------------------------
COMMON STOCK - 95.4%
------------------------------------------------------------------------------
   Aerospace -- 3.5%
   Northrop Grumman Corporation                            13,413  $1,383,216
   Textron, Incorporated                                   20,000   1,433,750
                                                                   ----------
                                                                    2,816,966
                                                                   ----------
   Apparel -- 1.7%
   The Dress Barn, Incorporated***                         55,000   1,368,125
                                                                   ----------
   Automobiles & Related-- 1.6%
   General Motors Corporation                              20,000   1,336,250
                                                                   ----------
   Banking -- 8.3%
   BankBoston Corporation                                  30,000   1,668,750
   Charter One Financial, Incorporated                     50,152   1,689,495
   Chase Manhattan Corporation                             24,000   1,812,000
   First Union Corporation                                 28,000   1,631,000
                                                                   ----------
                                                                    6,801,245
                                                                   ----------
   Business Services -- 4.1%
   AMR Corporation                                         19,170   1,595,902
   Bowne and Company,
    Incorporated                                           38,000   1,710,000
                                                                   ----------
                                                                    3,305,902
                                                                   ----------
   Capital Goods -- 3.1%
   Harsco Corporation                                      31,020   1,421,104
   Timken Company                                          35,400   1,090,762
                                                                   ----------
                                                                    2,511,866
                                                                   ----------
   Cement Products -- 1.9%
   Southdown, Incorporated                                 21,700   1,548,837
                                                                   ----------
   Chemicals-- 3.8%
   Du Pont (E.I.) De Nemours and
    Company                                                22,000   1,641,750
   Union Carbide Corporation                               28,000   1,494,500
                                                                   ----------
                                                                    3,136,250
                                                                   ----------
   Computers -- 3.6%
   Compaq Computer, Incorporated                           46,200   1,310,925
   Gateway 2000, Incorporated***                           32,000   1,620,000
                                                                   ----------
                                                                    2,930,925
                                                                   ----------
   Computer Equipment -- 2.0%
   Storage Technology
    Corporation***                                         37,000   1,604,875
                                                                   ----------
   Construction Materials-- 1.8%
   Vulcan Materials Company                                13,880   1,480,822
                                                                   ----------

                                                          Number
                                                            of        Value
                                                          Shares    (Note A)
------------------------------------------------------------------------------
   Consumer Products -- 3.6%
   Fortune Brands Incorporated                             35,000  $1,345,313
   Premark International,
    Incorporated                                           50,000   1,612,500
                                                                   ----------
                                                                    2,957,813
                                                                   ----------
   Electronics -- 1.6%
   Harris Corporation                                      30,000   1,340,625
                                                                   ----------
   Finance -- 2.3%
   Morgan Stanley Dean Witter &
    Company                                                21,000   1,918,875
                                                                   ----------
   Financial -- 2.2%
   SunAmerica, Incorporated                                30,619   1,758,679
                                                                   ----------
   Food, Beverage and Tobacco -- 3.0%
   Philip Morris Companies,
    Incorporated                                           25,000     984,375
   Supervalu, Incorporated                                 33,000   1,464,375
                                                                   ----------
                                                                    2,448,750
                                                                   ----------
   Healthcare Facilities -- 1.7%
   Tenet Health Care Corporation                           44,000   1,375,000
                                                                   ----------
   Home Furnishing/Housewares -- 1.8%
   Ethan Allen Interiors,
    Incorporated                                           30,000   1,498,125
                                                                   ----------
   Insurance -- 6.1%
   Allstate Corporation                                    18,000   1,648,125
   Orion Capital Corporation                               28,000   1,564,500
   Reliastar Financial Corporation                         36,000   1,728,000
                                                                   ----------
                                                                    4,940,625
                                                                   ----------
   International Oils -- 3.8%
   Exxon Corporation                                       24,000   1,711,500
   Royal Dutch Petroleum
    Corporation                                            25,232   1,383,029
                                                                   ----------
                                                                    3,094,529
                                                                   ----------
   Machinery -- 1.6%
   Pentair, Incorporated                                   30,000   1,275,000
                                                                   ----------
   Manufacturing -- 0.8%
   Aptargroup, Incorporated                                10,000     621,875
                                                                   ----------
   Medical Supplies -- 1.9%
   Becton Dickinson & Company                              20,000   1,552,500
                                                                   ----------
   Natural Gas -- 2.0%
   Columbia Gas System,
    Incorporated                                           29,100   1,618,688
                                                                   ----------
6

--------------------------------------------------------------------------------
                          ADDISON CAPITAL SHARES, INC.
                       Schedule of Portfolio Investments
                                 June 30, 1998
--------------------------------------------------------------------------------
                                                          Number
                                                            of        Value
                                                          Shares    (Note A)
------------------------------------------------------------------------------
   Office Equipment -- 1.7%
   Xerox Corporation                                       14,000 $ 1,422,750
                                                                  -----------
   Oil -- 1.4%
   Amoco Corporation                                       28,000   1,165,500
                                                                  -----------
   Oil Equipment & Services -- 1.7%
   Halliburton Company                                     32,000   1,426,000
                                                                  -----------
   Paper & Forest Products -- 1.6%
   Rayonier, Incorporated                                  28,000   1,288,000
                                                                  -----------
   Pharmaceuticals -- 1.7%
   ICN Pharmaceuticals,
    Incorporated                                           29,560   1,350,523
                                                                  -----------
   Rails/Trucking/Transportation -- 1.1%
   Norfolk Southern Corporation                            31,350     934,622
                                                                  -----------
   Real Estate -- 1.7%
   Health Care Property Investors,
    Incorporated                                           37,778   1,362,369
                                                                  -----------
   Retail Store -- 3.6%
   Ross Stores, Incorporation                              40,000   1,720,000
   Sears, Roebuck and Company                              20,000   1,221,250
                                                                  -----------
                                                                    2,941,250
                                                                  -----------
   Steel -- 2.0%
   Carpenter Technology
    Corporation                                            32,000   1,608,000
                                                                  -----------
   Technology -- 2.1%
   Comdisco, Incorporated                                  90,000   1,710,000
                                                                  -----------
   Tobacco -- 1.9%
   VF Corporation                                          30,000   1,545,000
                                                                  -----------
   Utilities -- Electric -- 5.5%
   Duke Energy Corporation                                 28,332   1,678,671
   FPL Group, Incorporated                                 22,000   1,386,000
   Nipsco Industries, Incorporated                         49,640   1,389,920
                                                                  -----------
                                                                    4,454,591
                                                                  -----------
   Utilities -- Natural Gas -- 1.6%
   NICOR, Incorporated                                     32,886   1,319,551
                                                                  -----------
   TOTAL COMMON STOCK
   (Cost $47,510,634)                                              77,771,303
                                                                  -----------

                                                   Principal          Value
                                                     Amount         (Note A)
------------------------------------------------------------------------------
REPURCHASE AGREEMENTS** -- 4.8%
 PNC Bank $3,888,000 at 4.75%
   (Agreement dated 06/30/98, to
   be repurchased at $3,888,513 on
   07/01/98; collateralized by
   $3,957,040 Federal Home Loan
   Mortgage Corporation, 6.50%,
   due 10/15/08). (Value $3,966,933
   - Cost $3,888,000)                             $3,888,000        $3,888,000
                                                                   -----------
TOTAL INVESTMENTS
 (Cost $51,398,634*)                                   100.2%       81,659,303
Liabilities in excess of
 Other Assets                                           (0.2%)        (147,444)
                                                  ----------       -----------
Net Assets                                             100.0%      $81,511,859
                                                  ==========       ===========
================================================================================

* Aggregate cost for federal income tax purposes was $51,398,634 The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

                       Gross Appreciation            $30,625,114
                       Gross Depreciation               (364,445)
                                                     -----------
                       Net Appreciation              $30,260,669
                                                     ===========
** It is the Fund's policy to always receive, as collateral, securities whose value, including accrued interest, will be at least equal to 102% of the dollar amount to be paid to the Fund under each agreement at its maturity. The values of the securities are monitored daily. If the value falls below 101% of the amount to be paid at maturity additional collateral is obtained. The Fund makes payment for such securities only upon physical delivery of evidence of book entry transferred to the account of its custodian.

*** Non-income producing security.


                       See Notes to Financial Statements.
                                                                               7

________________________________________________________________________________
                      Statement of Assets and Liabilities
________________________________________________________________________________
                                 June 30, 1998

ASSETS:
  Investments, at value (Cost $51,398,634)                     $81,659,303
  Cash                                                                 55
  Receivables:
     Dividends                                                     76,465
     Interest                                                         513
     Fund shares sold                                              29,550
  Prepaid expense                                                  10,149
                                                              -----------
        TOTAL ASSETS                                           81,776,035
                                                              -----------
LIABILITIES:
  Payable:
     Fund shares repurchased                                      152,930
  Accrued expenses                                                111,246
                                                              -----------
        TOTAL LIABILITIES                                         264,176
                                                              -----------
NET ASSETS                                                    $81,511,859
                                                              ===========
SHARES OUTSTANDING                                              2,449,246
                                                              ===========
NET ASSET VALUE PER SHARE ($81,511,859 / 2,449,246 shares)         $33.28
                                                                   ======
NET ASSETS CONSISTED OF THE FOLLOWING:
  Paid-in capital                                             $47,068,810
  Undistributed net investment income                              99,768
  Undistributed net realized gains                              4,082,612
  Unrealized appreciation on investments                       30,260,669
                                                              -----------
                                                              $81,511,859
                                                              ===========

                       See Notes to Financial Statements.
8

________________________________________________________________________________
                            Statement of Operations
________________________________________________________________________________

                        For the Year Ended June 30, 1998

INVESTMENT INCOME:
  Income:
     Dividends                                                $ 1,390,718
     Interest                                                     153,799
                                                              -----------
     Total Income                                               1,544,517
                                                              -----------
  Expenses:
     Investment advisory fee                                      564,974
     Distribution fee                                             301,318
     Shareholder servicing                                        188,325
     Administration fee                                            77,410
     Transfer agent fee                                            56,582
     Insurance                                                     22,612
     Federal and state registration fees                           20,469
     Audit                                                         20,500
     Custodian fee                                                 20,112
     Printing                                                      15,794
     Directors' fee                                                15,000
     Legal fee                                                     10,089
     Miscellaneous                                                  4,165
     State taxes                                                    4,102
                                                              -----------
     Total Expenses                                             1,321,452
                                                              -----------
        Net Investment Income                                     223,065
                                                              -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
     Net realized gain from security transactions               6,325,657
     Change in unrealized appreciation of investments           6,427,673
                                                              -----------
        Net Gain on Investments                                12,753,330
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $12,976,395
                                                              ===========
                       See Notes to Financial Statements.

________________________________________________________________________________
                       Statement of Changes In Net Assets
________________________________________________________________________________

                                                                       For the year     For the year
                                                                           ended            ended
                                                                       June 30, 1998    June 30, 1997
                                                                       -------------    -------------
INCREASE IN NET ASSETS:
 Operations:
   Net investment income                                                $   223,065       $ 311,130
   Net realized gain from security transactions                           6,325,657       6,825,229
   Change in unrealized appreciation of investments                       6,427,673       9,273,824
                                                                        -----------     -----------
   Net increase in net assets resulting from operations                  12,976,395      16,410,183
                                                                        -----------     -----------
 Distributions to shareholders:
   Net investment income ($0.13 and $0.15 per share, respectively)         (283,838)       (296,865)
   Capital gains ($3.62 and $2.49 per share, respectively)               (7,862,175)     (4,873,658)
                                                                        -----------     -----------
     Total distributions                                                 (8,146,013)     (5,170,523)
                                                                        -----------     -----------
 Capital share transactions:
   Net increase in net assets derived from capital share transactions*   10,072,025       4,665,992
                                                                        -----------     -----------
     Total increase in net assets                                        14,902,407      15,905,652
                                                                        -----------     -----------
NET ASSETS:

 Beginning of year                                                       66,609,452      50,703,800
                                                                        -----------     -----------
 End of year**                                                          $81,511,859     $66,609,452
                                                                        ===========     ===========
*Capital share transactions are as follows:
                                                                          Shares           Value
                                                                        -----------     -----------
   For the year ended June 30, 1998
   Shares purchased                                                         276,169     $ 8,769,576
   Shares reinvested                                                        269,399       7,901,583
   Shares redeemed                                                         (208,748)     (6,599,134)
                                                                        -----------     -----------
     Net increase                                                           336,820     $10,072,025
                                                                        ===========     ===========
   For the year ended June 30, 1997
   Shares purchased                                                         239,811     $ 6,477,547
   Shares reinvested                                                        199,406       4,981,584
   Shares redeemed                                                         (245,822)     (6,793,139)
                                                                        -----------     -----------
     Net increase                                                           193,395     $ 4,665,992
                                                                        ===========     ===========
** Undistributed net investment income $99,768 & $160,541, respectively.

                       See Notes to Financial Statements.

________________________________________________________________________________
                              Financial Highlights
________________________________________________________________________________

   The Table below sets forth financial data for a share of capital stock outstanding throughout each year presented.

                                                                               Years ended June 30,
                                                             ---------------------------------------------------------
                                                               1998        1997        1996         1995        1994
                                                             -------     -------      -------     -------      -------
Net asset value, beginning of year                           $ 31.53     $ 26.42      $ 22.92     $ 20.45      $ 22.69
                                                             -------     -------      -------     -------      -------
   INCOME FROM INVESTMENT
     OPERATIONS
   Net investment income                                      $ 0.09      $ 0.15       $ 0.17      $ 0.22       $ 0.21
   Net gains on securities (both
    realized and unrealized)                                    5.41        7.60         5.42        3.77        (0.76)
                                                             -------     -------      -------     -------      -------
   Total from investment
      operations                                                5.50        7.75         5.59        3.99        (0.55)
                                                             -------     -------      -------     -------      -------
   LESS DISTRIBUTIONS
   Dividends from net investment
     income                                                    (0.13)      (0.15)       (0.21)      (0.20)       (0.23)
   Distributions from capital gains                            (3.62)      (2.49)       (1.88)      (1.32)       (1.46)
                                                             -------     -------      -------     -------      -------
   Total distributions                                         (3.75)      (2.64)       (2.09)      (1.52)       (1.69)
                                                             -------     -------      -------     -------      -------
Net asset value, end of year                                 $ 33.28     $ 31.53      $ 26.42     $ 22.92      $ 20.45
                                                             =======     =======      =======     =======      =======
Total Return (1)                                               19.40%      32.20%       25.92%      21.11%       (2.73)%

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of year (in 000's)                        $81,512     $66,609      $50,704     $38,506      $36,171
   Ratio of expenses to average assets                          1.75%       1.83%        1.96%       2.06%        2.06%
   Ratio of net investment income to
    average net assets                                          0.30%       0.54%        0.69%       1.03%        1.00%
   Portfolio Turnover                                          28.14%      29.48%       38.97%      42.82%       43.26%
   Average Commission Rate
   Per Share (2)                                             $0.0631     $0.0673

------------------
(1) Exclusive of deduction of sales charge imposed on investments prior to July 3, 1995.
(2) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.

This report has been prepared for Shareholders and may be distributed to others only preceded or accompanied by a current prospectus.

                       See Notes to Financial Statements.

________________________________________________________________________________
                         Notes to Financial Statements
                                 June 30, 1998
________________________________________________________________________________

A. Addison Capital Shares, Inc. (the "Fund") was organized as a Maryland corporation on June 4, 1986. The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Significant accounting policies relating to the Fund are as follows:

   Security Valuation -- Portfolio securities which are traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last sales price. Securities traded on an exchange or NASDAQ for which there has been no sale on that day and other over-the-counter securities are valued at the mean between the closing bid and asked prices. Debt instruments having a maturity of 60 days or less are valued at amortized cost.

   Securities Transactions and Investment Income -- Securities transactions are accounted for on trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

   Dividends and Distributions to Shareholders -- Substantially all of the Fund's net investment income and net realized capital gains, if any, will be distributed to shareholders on an annual basis.

   Federal Income Taxes -- No provision is made for Federal income taxes as it is the Fund's intention to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all Federal income taxes.

B. Addison Capital Management Company (Addison Capital), a wholly-owned subsidiary of Janney Montgomery Scott Inc. (Janney), serves as the Fund's investment adviser. For its services as adviser, Addison Capital receives a fee, computed daily and paid monthly, at an annual rate of .75% of the Fund's first $100 million in average net assets, .50% of the next $150 million in average net assets, and .25% of average net assets in excess of $250 million.

   PFPC Inc., a wholly-owned, indirect subsidiary of PNC Bank, serves as the Fund's administrative and accounting agent. As compensation for these services, PFPC receives a fee computed daily and paid monthly, at a monthly rate of one twelfth of .10% of the Fund's average net assets or $75,000, whichever is greater.

    PNC Bank, acts as the Fund's custodian. PFPC Inc. also acts as the Fund's transfer agent and dividend disbursing agent.

  Pursuant to an Underwriting Agreement with the Fund, Janney, a wholly-owned subsidiary of Independence Square Properties, Inc., which is in turn wholly-owned by Penn Mutual Life Insurance Company, serves as the Fund's distributor. As compensation for these services, Janney receives a fee from the Fund, computed daily and paid monthly, at an annual rate of .40% of the Fund's average net assets. In addition, Janney received brokerage commissions for the fiscal year ended June 30, 1998 of $1,950.

   Under a Services Agreement between the Fund and Janney, Janney will provide office space to the Fund, will supervise performance by PNC Bank and PFPC Inc., of their respective duties, and will respond to shareholders' inquiries for an annual fee equal to .25% of the Fund's average daily net assets.

   If expenses borne by the Fund in any fiscal year exceed expense limitations imposed by applicable state securities regulations, Janney and Addison Capital may reduce their fees on a pro-rata basis to the extent required by such regulations. No such reduction was required for the year ended June 30, 1998.

   Certain officers and directors of the Fund are officers and/or directors of Addison Capital and Janney. The law firm of Morgan, Lewis & Bockius, a member of which is also an officer of the Fund, received $11,522 from the Fund for legal services rendered during the year.

________________________________________________________________________________
                         Notes to Financial Statements
                           June 30, 1998 (Continued)
________________________________________________________________________________

C. Purchases and sales of securities, other than short-term obligations, aggregated $21,488,242 and $20,170,147, respectively, for the year ended June 30, 1998.

D. As of July 3, 1995 Fund Shares are sold at their net asset value.
As of that date all sales charges are eliminated for all Fund Share purchases.

(Unaudited)

E. Addison Capital Shares, Inc. distributed a total Long Term
Capital Gain Dividend of $6,330,097, or $2.9317 per share, during the fiscal year ending June 30, 1998. Of this total Long Term Capital Gain Dividend amount, the fund made a 28 percent Rate Gain distribution of $3,078,512 or $1.4573 per share and a 20 Percent Rate Gain distribution of $3,251,585, or $1.4744 per share.

   Because the Fund's fiscal year is not the calendar year, Capital Gain Dividend distributed amounts to be used by calendar year tax payers on their Federal income tax returns will be reflected on 1099-DIV forms, which will be mailed in January, 1999.

   On July 1, 1998 Addison Capital Shares, Inc. distributed to its shareholders, $.0407 per share of ordinary income, and $1.6669 per share of Long Term Capital Gains.

________________________________________________________________________________
               Report of Independent Certified Public Accountants
________________________________________________________________________________

To the Shareholders and Board of Directors
Addison Capital Shares, Inc.

   We have audited the accompanying statement of assets and liabilities of Addison Capital Shares, Inc., including the schedule of portfolio investments, as of June 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Addison Capital Shares, Inc. as of June 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                            TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
July 9, 1998

Directors & Officers
Rudolph C. Sander
   Chairman of the Board
Radcliff Cheston
   President & Chief Executive
Margaret M. Healy
   Director
Charles E. Mather, III
   Director
William R. Dimeling
   Director
James Wolitarsky
   Treasurer, Chief Accounting Officer
   & Chief Financial Officer
James V. Kelly
   Vice President
Michael R. Patitucci
   Vice President
Charles J. Sullivan
   Vice President
James W. Jennings
   Secretary

Investment Adviser
ADDISON CAPITAL MANAGEMENT CO.
1608 Walnut Street
Philadelphia, PA 19103

Distributor
JANNEY MONTGOMERY SCOTT INC.
1801 Market Street
Philadelphia, PA 19103

Administrator
PFPC, INC.
103 Bellevue Parkway
Wilmington, DE 19809

Transfer Agent
PFPC, INC.
103 Bellevue Parkway
Wilmington, DE 19809

                                    Addison
                                    Capital
                                     Shares



                                Distributed by:



                                      logo




                                 Annual Report
                                to Shareholders
                                 June 30, 1998